Long-term Debt (Table) (Details) - USD ($) $ in Thousands	Jun. 30, 2018	Dec. 31, 2017
Debt Instrument [Line Items]
Less: Deferred financing costs	$ 0	$ (254)
Total debt	350,000	531,632
Less: Current portion	0	(81,632)
Long-term portion	350,000	450,000
$462 million Senior Secured Credit Facility
Debt Instrument [Line Items]
Total principal payments	0	81,886
$450 million Senior Secured Term Loan Facility
Debt Instrument [Line Items]
Total principal payments	$ 350,000	$ 450,000